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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                    Date of Report (Date of earliest event
                            reported); June 1, 1998


                                THE JPM COMPANY
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            (Exact name of registrant as specified in its charter)


      Pennsylvania                    0-27738                 23-1702908
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(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                     File Number)            Identification
                                                              Number

155 North 15th Street, Lewisburg, Pennsylvania                  17837
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         (717) 524-8225
                                                           --------------


                                      N/A
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         (Former name or former address, if changed since last report)
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Item 1.   Changes in Control of Registrant
          --------------------------------

          Not applicable.

Item 2.   Acquistion or Disposition of Assets
          -----------------------------------

          On June 1, 1998, The JPM Company's ("JPM") (NASDAQ: JPMX) wholly-owned subsidiary, JPM/Canada Inc. ("JPM/Canada"), an Ontario corporation incorporated for the purpose of purchasing all of the outstanding common shares and class A preference shares from the Charles McDonald Family Trust, a trust existing under the laws of the Province of Ontario, Charles McDonald, Brenda McDonald and 1295651 Ontario, Inc. an Ontario corporation, pursuant to a Stock Purchase Agreement dated June 1, 1998. JPM/Canada paid a cash purchase price of US $16,500,000. JPM/Canada may pay up to an additional US $4,500,000 based on pre-tax profit performance through May 31, 2000 and payable upon completion of an audit of the interim pre-tax profit. The purchase price was based on Antrum's current and projected profit performance.

Item 3.   Bankruptcy or Receivership
          --------------------------

          Not applicable

Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------

          Not applicable

Item 5.   Other Events
          ------------

          Not applicable

Item 6.   Resignation of Registrant's Directors
          -------------------------------------

          Not applicable.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          Financial Statements
          --------------------

               It is impracticable to provide the required financial statements at the time of filing of this Form 8-K. The required financial statements will be filed within 60 days from June 1, 1998 as an amendment to this Form 8-K.

          Exhibits
          --------

               99(i) News release announcing the acquistion of Antrum 725 Ltd. by the Company.

               99(ii) Stock Purchase Agreement by and among JPM/Canada Inc. and
                      Charles McDonald Family Trust and Charles McDonald, Brenda McDonald and 1295651 Ontario Inc.

Item 8.   Change in Fiscal Year
          ---------------------

          Not applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulations
          --------------------------------------------------

          Not applicable.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE JPM COMPANY


                                         /s/ John H. Mathias
                                         ---------------------
                                         John H. Mathias
                                         Chairman and Chief Executive
                                         Officer

Date:  June 10, 1998
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Exhibits:

99(i). JPM's June 8, 1998 news release announcing the acquisition of Antrum Interface 725 Ltd.

99(ii).   Stock Purchase Agreement dated June 1, 1998